Q3 FY 2021 SUPPLEMENTAL SLIDES JUNE 17, 2021

CAUTIONARY STATEMENTS This presentation contains or incorporates by reference a number of "forward-looking statements" within the meaning of the federal securities laws with respect to general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and organic growth provided by acquisitions and strategic investments, demand for our products, metal margins, the effect of COVID-19 and related governmental and economic responses thereto, the ability to operate our steel mills at full capacity, future availability and cost of supplies of raw materials and energy for our operations, share repurchases, legal proceedings, the undistributed earnings of our non-U.S. subsidiaries, U.S. non-residential construction activity, international trade, capital expenditures, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations and our expectations or beliefs concerning future events. The statements in this report that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management "expects," "anticipates," "believes," "estimates," "future," "intends," "may," "plans to," "ought," "could," "will," "should," "likely," "appears," "projects," "forecasts," "outlook" or other similar words or phrases, as well as by discussions of strategy, plans, or intentions. There are inherent risks and uncertainties in any forward- looking statements. We caution readers not to place undue reliance on any forward-looking statements. Our forward-looking statements are based on management's expectations and beliefs as of the time this document was prepared or, with respect to any document incorporated by reference, as of the time such document was prepared. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in Part I, Item 1A, Risk Factors, of our annual report on Form 10-K for the fiscal year ended August 31, 2020 and in subsequent quarterly reports on Form 10-Q, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of our downstream contracts due to rising commodity pricing; impacts from COVID-19 on the economy, demand for our products, global supply chain and on our operations, including the responses of governmental authorities to contain COVID-19 and the impact from the distribution of various COVID-19 vaccines; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; compliance with and changes in existing and future government laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; potential limitations in our or our customers' abilities to access credit and non-compliance by our customers with our contracts; activity in repurchasing shares of our common stock under our repurchase program; financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions, and the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third party consents and approvals; operating and start-up risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investment; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; impact of goodwill impairment charges; impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including the impact of the Biden administration on current trade regulations, such as Section 232 trade tariffs, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots. 2Q3 FY21 Supplemental Slides | June 17, 2021

A CLEAR PATH TO VALUE CREATION Q3 FY21 Supplemental Slides | June 17, 2021 3 ✓ Leading positions in core product and geographical markets ✓ Focused strategy that centers on key capabilities and competitive strengths ✓ Vertical structure that optimizes returns for the entire value chain ✓ Strong financial position with flexibility to execute on strategy ✓ Disciplined capital allocation focused on maximizing returns for our shareholders

KEY TAKEAWAYS FROM TODAY’S CALL Q3 FY21 Supplemental Slides | June 17, 2021 4 Generated record financial results at the consolidated and segment levels • Record Core EBITDA from continuing operations • Highest-ever adjusted EBITDA for North America and Europe segments Continued execution on in-flight growth initiatives • Record shipments of merchant bar in North America; 16% above trailing two-year average • Achieved targeted cost reduction benefit from closure of Steel CA rolling mill • 7th consecutive quarter of year-over-year reductions in North America controllable cost per ton of finished steel shipped Progress on key strategic growth initiatives • Began hot commissioning of 3rd Polish rolling line • Received air permit for Arizona 2 micro mill; construction underway End markets were strong across all products and geographies • Robust North America construction activity with good project pipeline activity Strong financial position provides continued flexibility to fund growth, weather economic uncertainty, pursue opportunistic M&A, and provide shareholder returns Q3 Core EBITDA1 of $230M Up 49% y/y Q3 Annualized ROIC2 of 18% Adjusted EPS of $1.04 Up 76% y/y Notes: [1] Core EBITDA is a non-GAAP measure. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. [2] Return on Invested Capital is a non-GAAP measure. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

Q3 FY21 Supplemental Slides | June 17, 2021 5 SUSTAINABLE FROM THE START, NATURALLY CMC WILL SOON PUBLISH A GREATLY ENHANCED CORPORATE SUSTAINABILITY REPORT Establishes ambitious, environmental targets Expands environmental, social, and governance disclosures Outlines our leadership position on environmental performance

OPERATIONAL UPDATE

PERFORMANCE DRIVERS

- Significant increase of steel product margins over scrap in North America and Europe
  - Margins up $74 per ton sequentially in North America, up $84 in Europe
- Strong margins on sales of raw materials; average selling price up for 5th straight quarter
- Robust demand activity across North America end markets driving year-over-year increase in shipments of each major steel product category
- Solid management of North America controllable costs per ton, achieving year-over-year reduction despite well publicized inflationary pressures
- Downstream margin over scrap compressed by rising scrap costs, but indicators of future pricing (i.e. bids) were positive
- Strong demand across Europe segment's various end markets; second highest ever third quarter shipment levels

STRATEGIC ITEMS

- Began hot commission of 3rd rolling line in Europe near end of Q3
  - Process going well, expect first commercial sale in late Q4
- Received air permit for Arizona 2 project
  - Project tracking on time; construction underway

3RD POLISH ROLLING LINE

- Total capital spending below original budget
- Project timing looks favorable; expect to ramp up in strong market environment
- Adds significant production flexibility
- Will utilize current excess melt capacity, adding roughly 200,000 tons of finished steel output
- Helps to leverage fixed costs
- Expected to add $20 million of annual EBITDA through-the-cycle

Q3 FY21 Supplemental Slides | June 17, 2021 6

155 230 48 36 (10) 1 0 50 100 150 200 250 Q3 2020 North America Segment EBITDA Europe Segment EBITDA Corporate & Eliminations Non-Operating Items Q3 2021 Q3 FY21 Supplemental Slides | June 17, 2021 7 CONSOLIDATED OPERATING RESULTS – QUARTERLY Q3 ’20 Q4 ’20 Q1 ‘21 Q2 ‘21 Q3 ‘21 External Finished Steel Tons Shipped1 1,475 1,541 1,518 1,436 1,601 Core EBITDA 154,815 $175,994 $156,561 $171,087 $230,464 Core EBITDA per Ton of Finished Steel Shipped $105 $114 $103 $119 $144 Adjusted Earnings from Continuing Operations $70,367 $95,307 $69,778 $79,767 $127,106 Performance Summary Units in 000’s unless noted otherwise • $4.5 million gain on sale of small railroad track reclamation business Non-Operating Charges / Benefits Figures are pre-tax for Q3 2021 Core EBITDA Bridge – Q3 2020 to Q3 2021 $ Millions [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products Other Note: Core EBITDA and Adjusted earnings from continuing operations are non-GAAP measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

145 150 139 158 173 710 731 697 663 619 385 363 346 351 425 0 20 40 60 80 100 120 140 160 180 200 0 100 200 300 400 500 600 700 800 Q3 ’20 Q4 ‘20 Q1 '21 Q2 '21 Q3 '21 Adjusted EBITDA per Ton of Finished Steel Shipped Downstream Products Margin Over Scrap (1 Qtr Lag) Steel Products Margin Over Scrap 70 100 130 Q3 ’20 Q4 ‘20 Q1 '21 Q2 '21 Q3 '21 Wgt Avg Finished Steel ASP Wgt Avg Finished Steel Mgn Over Scrap Controllable Costs Adjusted EBITDA per ton Q3 FY21 Supplemental Slides | June 17, 2021 8 NORTH AMERICA – QUARTERLY Q3 ’20 Q4 ’20 Q1 ‘21 Q2 ‘21 Q3 ‘21 External Finished Steel Tons Shipped1 1,101 1,161 1,121 1,083 1,197 Adjusted EBITDA $159,394 $174,219 $155,634 $171,612 $207,330 Adjusted EBITDA per Ton of Finished Steel Shipped $145 $150 $139 $158 $173 Adjusted EBITDA Margin 13.7% 14.2% 13.0% 13.6% 13.3% Performance Summary Units in 000’s unless noted otherwise • Significant increase in steel product margins over scrap − Up $40 per ton y/y and $74 per ton sequentially • Expanded margins on raw material sales • Volumes of finished steel shipped increased 9% from the prior year • Solid cost management led to modest y/y reduction to controllable cost per ton of finished steel shipped Key Performance Drivers Q3 2021 vs Q3 2020 North America – Key Margins $ / ton D P a n d S P M a rg in O v e r S c ra p A d ju s te d E B IT D A p e r to n North America Indexed Margins and Controllable Cost $ / ton of external finished steel shipped Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized [3] Downstream Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized [2] [3]

50 100 150 200 250 300 350 Q3 ’20 Q4 ‘20 Q1 '21 Q2 '21 Q3 '21 Steel Product Margins Over Scrap Controllable Costs Adjusted EBITDA per Ton 38 60 36 46 124 198 196 199 204 288 0 20 40 60 80 100 120 140 100 140 180 220 260 300 Q3 ’20 Q4 ‘20 Q1 '21 Q2 '21 Q3 '21 Adjusted EBITDA per Ton Steel Products Margin Over Scrap Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized Q3 FY21 Supplemental Slides | June 17, 2021 9 EUROPE– QUARTERLY Q3 ’20 Q4 ’20 Q1 ’21 Q2 ‘21 Q3 ‘21 External Finished Steel Tons Shipped1 374 380 397 353 404 Adjusted EBITDA $14,270 $22,927 $14,470 $16,107 $50,005 Adjusted EBITDA per Ton of Finished Steel Shipped $38 $60 $36 $46 $124 Adjusted EBITDA Margin 8.2% 12.7% 7.4% 8.0% 17.6% Performance Summary Units in 000’s unless noted otherwise • Significant increase in margins over scrap − Up $90 per ton y/y and $84 per ton sequentially • Strong demand across all products − Rebar shipments increased 16% from the prior year, merchant and other up 4% • Controllable costs per ton were relatively flat from the prior year Key Performance Drivers Q3 2021 vs Q3 2020 Europe – Key Margins $ / ton S te e l P ro d u c t M a rg in O v e r S c ra p A d ju s te d E B IT D A p e r to n Europe Indexed Margins and Controllable Cost $ / ton of finished product shipped [2]

($4) ($26) ($108) $73 $149 $226 $272 ($150) ($100) ($50) $0 $50 $100 $150 $200 $250 $300 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 LTM Q3 FY'21 ADJUSTED EBITDA LESS CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS 1 CMC’s cash flow capabilities have been greatly enhanced through our strategic transformation − Will fund current projects using organic cash generation FY 2021 capital expenditures expected between $200 million to $225 million Source: Public filings, Internal data Notes: 1. Adjusted EBITDA less Capital Expenditures and Disbursements to Stakeholders is a non-GAAP financial measure. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. CASH FLOW PROFILE Q3 FY21 Supplemental Slides | June 17, 2021 10

$330 $300 $300 $400 2021 2022 2023 2024 to 2025 2026 2027 2028 to 2030 2031 26 66 150 397 $443 Revolver BALANCE SHEET STRENGTH U.S. Accounts Receivable Facility Poland Credit Facilities Poland Accounts Receivable Facility (US$ in millions) Revolving Credit Facility 5.375% Notes Cash and Cash Equivalents 4.875% Notes 3.875% Notes DEBT MATURITY PROFILE PROVIDES STRATEGIC FLEXIBILITY DEBT MATURIT Y SCHEDULE Q3 FY’21 LIQUIDIT Y (US$ in millions) Source: Public filings Q3 FY21 Supplemental Slides | June 17, 2021 11 Increased revolving credit facility from $350 million to $400 million and extended maturity to 2026

46% 42% 37% 33% 32% 24% 18% 21% 22% 20% 0% 10% 20% 30% 40% 50% 60% 3.9x 3.2x 2.5x 1.9x 1.6x 1.2x 0.9x 1.1x 1.2x 1.0x NM 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x Source: Public filings, Internal data Notes: 1. Total debt is defined as long-term debt plus current maturities of long-term debt and short-term borrowings. 2. Net Debt is defined as total debt less cash & cash equivalents. 3. EBITDA depicted is adjusted EBITDA from continuing operations on a trailing 12 month basis. 4. Net debt-to-capitalization is defined as net debt on CMC’s balance sheet divided by the sum of total debt and shareholders’ equity. 5. Net Debt to EBITDA and Net Debt to Capitalization are non-GAAP financial measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. LEVERAGE PROFILE Financial strength gives us the flexibility to fund our announced projects, navigate current economic uncertainties, and pursue opportunistic M&A NET DEBT1,2 / EBITDA3 Q3 FY21 Supplemental Slides | June 17, 2021 12 NET DEBT-TO-CAPITALIZATION4

Q3 FY21 Supplemental Slides | June 17, 2021 13 A P P E N D IX : N O N -G A A P R E C O N C IL IA T IO N S

3 MONTHS ENDED 5/31/2021 Earnings from continuing operations before income taxes $168,583 Plus: interest expense 11,965 Plus: Acquisition and integration related costs prior to acquisition close – Operating profit $180,548 Operating profit $180,548 Less: income tax at effective rate 40,804 Net operating profit after tax $139,744 Annualized net operating profit after tax $558,977 Assets $4,391,075 Less: cash and cash equivalents 443,120 Less: accounts payable 340,238 Less: accrued expenses and other payables 456,394 Invested Capital $3,151,323 Annualized net operating profit after tax $558,977 Invested Capital $3,151,323 Return on Invested Capital 17.7% RETURN ON INVESTED CAPITAL Q3 FY21 Supplemental Slides | June 17, 2021 14 ($ in thousands) Source: Public filings Note: 1. See page 20 for definitions of non-GAAP financial measures

ADJUSTED AND CORE EBITDA FROM CONTINUING OPERATIONS RECONCILIATION

($ in thousands)	3 MONTHS ENDED							12 MONTHS ENDED				
	5/31/2021	2/28/2021	11/30/2020	8/31/2020	5/31/2020	2/29/2020	11/30/2019	5/31/2021	8/31/2020	8/31/2019	8/31/2018	8/31/2017
Earnings from continuing operations	$130,408	$66,233	$63,911	$67,782	$64,169	$63,596	$82,755	$328,334	$278,302	$198,779	$135,237	$50,175
Interest expense	11,965	14,021	14,259	13,962	15,409	15,888	16,578	54,207	61,837	71,373	40,957	44,151
Income taxes	38,175	20,941	21,593	18,495	23,804	22,845	27,332	99,204	92,476	69,681	30,147	15,276
Depreciation and amortization	41,804	41,573	41,799	41,654	41,765	41,389	40,941	166,830	165,749	158,653	131,508	124,490
Amortization of acquired unfavorable contract backlog	(1,508)	(1,509)	(1,523)	(10,691)	(4,348)	(5,997)	(8,331)	(15,231)	(29,367)	(74,784)	-	-
Asset impairments	277	474	3,594	1,098	5,983	-	530	5,443	7,611	384	14,372	1,730
Adjusted EBITDA from continuing operations[2]	**$221,121**	**$141,733**	**$143,633**	**$132,300**	**$146,782**	**$137,721**	**$159,805**	**$638,787**	**$576,608**	**$424,086**	**$352,221**	**$235,822**
Loss on debt extinguishment	-	16,841	-	1,778	-	-	-	18,619	1,778	-	-	22,672
Non-cash equity compensation	13,800	12,696	9,062	9,875	6,170	7,536	8,269	45,433	31,850	25,106	24,038	21,469
Gain on sale of assets	(4,457)	(5,877)	-	-	-	-	-	(10,334)	-	-	-	-
Facility closure	-	5,694	5,214	2,903	1,863	-	6,339	13,811	11,105	-	-	-
Acquisition settlement	-	-	-	32,123	-	-	-	32,123	32,123	-	-	-
Labor cost government refund	-	-	(1,348)	(2,985)	-	-	-	(4,333)	(2,985)	-	-	-
Acquisition and integration related costs and other	-	-	-	-	-	-	-	-	-	41,958	25,507	-
Purchase accounting effect on inventory	-	-	-	-	-	-	-	-	-	10,315	-	-
Mill operational start-up costs[1]	-	-	-	-	-	-	-	-	-	-	13,471	-
CMC Steel Oklahoma incentives	-	-	-	-	-	-	-	-	-	-	(3,000)	-
Severance	-	-	-	-	-	-	-	-	-	-	-	8,129
Core EBITDA from continuing operations[2]	**$230,464**	**$171,087**	**$156,561**	**$175,994**	**$154,815**	**$145,257**	**$174,413**	**$734,106**	**$650,479**	**$501,465**	**$412,237**	**$288,092**

Source: Public filings

Notes:

1. Net of interest, taxes, depreciation and amortization, impairments, and non-cash equity compensation
2. See page 20 for definitions of non-GAAP financial measures

Q3 FY21 Supplemental Slides | June 17, 2021 15

ADJUSTED EARNINGS FROM CONTINUING OPERATIONS RECONCILIATION

($ in thousands)	3 MONTHS ENDED							12 MONTHS ENDED				
	5/31/2021	2/28/2021	11/30/2020	8/31/2020	5/31/2020	2/29/2020	11/30/2019	5/31/2021	8/31/2020	8/31/2019	8/31/2018	8/31/2017
Earnings from continuing operations	$130,408	$66,233	$63,911	$67,782	$64,169	$63,596	$82,755	$328,334	$278,302	$198,779	$135,237	$50,175
Loss on debt extinguishment	–	16,841	–	1,778	–	–	–	18,619	1,778	–	–	17,799
Gain on sale of assets	(4,457)	(5,877)	–	–	–	–	–	(10,334)	–	–	–	–
Facility closure	–	5,694	5,214	2,903	1,863	–	6,339	13,811	11,105	–	–	–
Asset impairments	277	474	3,594	1,098	5,983	–	–	5,443	7,081	–	12,136	–
Labor cost government refund	–	–	(1,348)	(2,985)	–	–	–	(4,333)	(2,985)	–	–	–
Acquisition settlement	–	–	–	32,123	–	–	–	32,123	32,123	–	–	–
Acquisition and integration related costs and other	–	–	–	–	–	–	–	–	–	41,958	25,507	–
Purchase accounting effect on inventory	–	–	–	–	–	–	–	–	–	10,315	–	–
Mill operational start-up costs	–	–	–	–	–	–	–	–	–	–	18,016	–
CMC Steel Oklahoma incentives	–	–	–	–	–	–	–	–	–	–	(3,000)	–
Severance	–	–	–	–	–	–	–	–	–	–	–	8,129
Total adjustments (pre-tax)	**($4,180)**	**$17,132**	**$7,460**	**$34,917**	**$7,846**	**-**	**$6,339**	**$55,329**	**$49,102**	**$52,273**	**$52,659**	**$25,928**
Tax impact												
TCJA impact	–	–	–	–	–	–	–	–	–	$7,550	$10,600	–
International reorganization	–	–	–	–	–	–	–	–	–	–	(9,200)	–
Related tax effects on adjustments	878	(3,598)	(1,593)	(7,392)	(1,648)	–	(1,331)	(11,705)	(10,371)	(10,977)	(13,236)	(9,075)
Total tax impact	**$878**	**($3,598)**	**($1,593)**	**($7,392)**	**($1,648)**	**-**	**($1,331)**	**($11,705)**	**($10,371)**	**($3,427)**	**($11,836)**	**($9,075)**
Adjusted earnings from continuing operations[1]	**$127,106**	**$79,767**	**$69,778**	**$95,307**	**$70,367**	**$63,596**	**$87,763**	**$371,958**	**$317,033**	**$247,625**	**$176,060**	**$67,028**
Average diluted shares outstanding (thousands)	122,194	121,752	121,128	120,645	120,279	120,408	119,774	121,430	120,310	119,125	118,146	117,364
Adjusted earnings from continuing operations per diluted share	**$1.04**	**$0.66**	**$0.58**	**$0.79**	**$0.59**	**$0.53**	**$0.73**	**$3.06**	**$2.64**	**$2.08**	**$1.49**	**$0.57**

Source: Public filings

Note:

1. See page 20 for definitions of non-GAAP financial measures

Q3 FY21 Supplemental Slides | June 17, 2021 16

3 MONTHS ENDED 5/31/2021 2/28/2021 11/30/2020 8/31/2020 5/31/2020 North America Adjusted EBITDA from continuing operations $207,330 $171,612 $155,634 $174,219 $159,394 North America net sales 1,558,068 1,257,486 1,195,013 1,224,849 1,167,081 North America Adjusted EBITDA Margin 13.3% 13.6% 13.0% 14.2% 13.7% Europe Adjusted EBITDA from continuing operations $50,005 $16,107 $14,470 $22,927 $14,270 Europe net sales 284,107 202,066 194,596 179,855 173,817 Europe Adjusted EBITDA Margin 17.6% 8.0% 7.4% 12.7% 8.2% ADJUSTED SEGMENT EBITDA MARGIN Q3 FY21 Supplemental Slides | June 17, 2021 17 ($ in thousands) Source: Public filings

ADJUSTED EBITDA LESS CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS

($ in thousands)	12 MONTHS ENDED							9 MONTHS ENDED	
	5/31/2021	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015	5/31/2021	5/31/2020
Earnings from continuing operations	$328,334	$278,302	$198,779	$135,237	$50,175	$62,001	$58,583	$260,552	$210,520
Interest expense	54,207	61,837	71,373	40,957	44,151	62,121	76,456	40,245	47,875
Income taxes	99,204	92,476	69,681	30,147	15,276	13,976	36,097	80,709	73,981
Depreciation and amortization	166,830	165,749	158,653	131,508	124,490	127,111	135,559	125,176	124,095
Asset impairments	5,443	7,611	384	14,372	1,730	40,028	2,573	4,345	6,513
Amortization of acquired unfavorable contract backlog	(15,231)	(29,367)	(74,784)	-	-	-	-	(4,540)	(18,676)
Adjusted EBITDA from continuing operations	**$638,787**	**$576,608**	**$424,086**	**$352,221**	**$235,822**	**$305,237**	**$309,268**	**$506,487**	**$444,308**
Capital expenditures and disbursements to stakeholders									
Capital expenditures	180,921	187,618	138,836	174,655	213,120	163,332	119,580	127,395	134,092
Interest expense	54,207	61,837	71,373	40,957	44,151	62,121	76,456	40,245	47,875
Cash income taxes	73,974	44,499	7,977	7,198	30,963	50,201	61,000	59,041	29,566
Dividends	57,583	57,056	56,537	56,076	55,514	55,342	55,945	43,295	42,768
Total capital expenditures and disbursements to stakeholders	**$366,685**	**$351,010**	**$274,723**	**$278,886**	**$343,748**	**$330,996**	**$312,981**	**$269,976**	**$254,301**
Adjusted EBITDA less capital expenditures and disbursements to stakeholders	**$272,102**	**$225,598**	**$149,363**	**$73,335**	**($107,926)**	**($25,759)**	**($3,713)**	**$236,511**	**$190,007**

Source: Public filings

Note:

1. See page 20 for definitions of non-GAAP financial measures

CMC

Q3 FY21 Supplemental Slides | June 17, 2021 18

NET DEBT TO EBITDA AND NET DEBT TO CAPITALIZATION RECONCILIATIONS

($ in thousands)

	3 MONTHS ENDED												
	5/31/2021	2/28/2021	11/30/2020	8/31/2020	5/31/2020	2/29/2020	11/30/2019	8/31/2019	5/31/2019	2/28/2019	11/30/2018	8/31/2018	5/31/2018
Long-term debt	$1,020,129	$1,011,035	$1,064,893	$1,065,536	$1,153,800	$1,144,573	$1,179,443	$1,227,214	$1,306,863	$1,310,150	$1,307,824	$1,138,619	$1,139,103
Current maturities of long-term debt and short-term borrowings	56,735	22,777	20,701	18,149	17,271	22,715	13,717	17,439	54,895	88,902	29,083	19,746	19,874
Total debt	$1,076,864	$1,033,812	$1,085,594	$1,083,685	$1,171,071	$1,167,288	$1,193,160	$1,244,653	$1,361,758	$1,399,052	$1,336,907	$1,158,365	$1,158,977
Less: Cash and cash equivalents	443,120	367,347	465,162	542,103	462,110	232,442	224,797	192,461	120,315	66,742	52,352	622,473	600,444
Net debt	$633,744	$666,465	$620,432	$541,582	$708,961	$934,846	$968,363	$1,052,192	$1,241,443	$1,332,310	$1,284,555	$535,892	$558,533
Earnings from continuing operations	$130,408	$66,233	$63,911	$67,782	$64,169	$63,596	$82,755	$85,880	$78,551	$14,928	$19,420	$51,260	$42,325
Interest expense	11,965	14,021	14,259	13,962	15,409	15,888	16,578	17,702	18,513	18,495	16,663	15,654	11,511
Income taxes	38,175	20,941	21,593	18,495	23,804	22,845	27,332	16,826	29,105	18,141	5,609	6,682	13,312
Depreciation and amortization	41,804	41,573	41,799	41,654	41,765	41,389	40,941	41,051	41,181	41,245	35,176	32,610	32,949
Asset impairments	277	474	3,594	1,098	5,983	-	530	369	15	-	-	840	935
Amortization of acquired unfavorable contract backlog	(1,508)	(1,509)	(1,523)	(10,691)	(4,348)	(5,997)	(8,331)	(16,582)	(23,394)	(23,476)	(11,332)	-	-
Adjusted EBITDA from continuing operations	$221,121	$141,733	$143,633	$132,300	$146,782	$137,721	$159,805	$145,246	$143,971	$69,333	$65,536	$107,046	$101,032
Trailing 12 month adjusted EBITDA from continuing operations	$638,787	$564,448	$560,436	$576,608	$589,554	$586,743	$518,355	$424,086	$385,886	$342,947			
Total debt	$1,076,864	$1,033,812	$1,085,594	$1,083,685	$1,171,071	$1,167,288	$1,193,160	$1,244,653	$1,361,758	$1,399,052	$1,336,907	$1,158,365	$1,158,977
Total stockholders' equity	2,156,597	2,009,492	1,934,899	1,889,413	1,800,662	1,758,055	1,701,697	1,624,057	1,564,195	1,498,496	1,489,027	1,493,583	1,452,902
Total capitalization	$3,233,461	$3,043,304	$3,020,493	$2,973,098	$2,971,733	$2,925,343	$2,894,857	$2,868,710	$2,925,953	$2,897,548	$2,825,934	$2,651,948	$2,611,879
Net debt to trailing 12 month adjusted EBITDA from continuing operations	1.0x	1.2x	1.1x	0.9x	1.2x	1.6x	1.9x	2.5x	3.2x	3.9x			
Net debt to capitalization	20%	22%	21%	18%	24%	32%	33%	37%	42%	46%			

Source: Public filings

Note:

1. See page 20 for definitions of non-GAAP financial measures

Q3 FY21 Supplemental Slides | June 17, 2021 19

DEFINITIONS FOR NON-GAAP FINANCIAL MEASURES ADJUSTED EARNINGS FROM CONTINUING OPERATIONS Adjusted earnings from continuing operations is a non-GAAP financial measure that is equal to earnings from continuing operations before debt extinguishment costs, certain gains on sale of assets, certain facility closure costs, asset impairments, labor cost government refunds and acquisition settlements, including the estimated income tax effects thereof. Adjusted earnings from continuing operations should not be considered as an alternative to earnings from continuing operations or any other performance measure derived in accordance with GAAP. However, we believe that adjusted earnings from continuing operations provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing core performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted earnings from continuing operations to evaluate our financial performance. Adjusted earnings from continuing operations may be inconsistent with similar measures presented by other companies. Adjusted earnings from continuing operations per diluted share is defined as adjusted earnings from continuing operations on a diluted per share basis. CORE EBITDA FROM CONTINUING OPERATIONS Core EBITDA from continuing operations is the sum of earnings from continuing operations before interest expense and income taxes. It also excludes recurring non-cash charges for depreciation and amortization and asset impairments. Core EBITDA from continuing operations also excludes debt extinguishment costs, non-cash equity compensation, certain gains on sale of assets, certain facility closure costs, acquisition settlement costs and labor cost government refunds. Core EBITDA from continuing operations should not be considered an alternative to earnings (loss) from continuing operations or net earnings (loss), or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP. However, we believe that Core EBITDA from continuing operations provides relevant and useful information, which is often used by analysts, creditors and other interested parties in our industry as it allows: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our ongoing core performance; and (iii) the assessment of period-to-period performance trends. Additionally, Core EBITDA from continuing operations is the target benchmark for our annual and long-term cash incentive performance plans for management. Core EBITDA from continuing operations may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA FROM CONTINUING OPERATIONS Adjusted EBITDA from Continuing Operations is a non-GAAP financial measure. Adjusted EBITDA is the sum of the Company's earnings from continuing operations before interest expense, income taxes, depreciation and amortization expense, impairment expense, and amortization of acquired unfavorable contract backlog. Adjusted EBITDA from continuing operations should not be considered as an alternative to earnings from continuing operations or any other performance measure derived in accordance with GAAP. However, we believe that adjusted EBITDA from continuing operations provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted EBITDA from continuing operations to evaluate our financial performance. Adjusted EBITDA from continuing operations may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA LESS CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS Adjusted EBITDA less capital expenditures and disbursements to shareholders is defined as Adjusted EBITDA less capital expenditures less interest expense, less cash income taxes less dividend payments. NET DEBT Net debt is defined as total debt less cash and cash equivalents. RETURN ON INVESTED CAPITAL Return on Invested Capital is defined as: 1) after-tax operating profit divided by 2) total assets less cash & cash equivalents less non-interest-bearing liabilities Q3 FY21 Supplemental Slides | June 17, 2021 20

THANK YOU CORPORATE OFFICE 6565 N. MacArthur Blvd Suite 800 Irving, TX 75039 Phone: (214) 689.4300 INVESTOR RELATIONS Phone: (972) 308.5349 Fax: (214) 689.4326 IR@cmc.com Q3 FY21 Supplemental Slides | June 17, 2021 21